UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2005

MK RESOURCES COMPANY

(Exact name of registrant as specified in charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East South Temple, Suite 1225

Salt Lake City, Utah 84111

(801) 297-6900

(Address of Principal Executive Offices and Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2005, MK Resources Company announced results of operations for the year ended December 31, 2004. The press release announcing these results is furnished with this report as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK RESOURCES COMPANY

/s/ John C. Farmer
John C. Farmer
Chief Financial Officer and Secretary

Date: April 4, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99	Press release dated March 31, 2005.